UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 17, 2014

CENTOR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52970	30-0766257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410-708 11th Avenue SW Calgary AB Canada T2R 0E4
(Address of principal executive offices)

 403-630-4631
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

The words "we," "our," "us," the "Company," "the Registrant" refers to Centor Energy, Inc.

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.01 Changes in Control of Registrant

Change of Control

On June 17 , 2014 Frederick Da Silva, the Registrant's President CEO and Secretary/ Treasurer, completed a transaction where he purchased an aggregate total of 39,000,000 restricted common shares from the Registrant's previous officers and directors for a total sum of $45,000; with $22,500 down and the balance in a promissory note. Consequently, Frederick Da Silva individually controls 39,000,000 votes for any matter to be voted upon by the shareholders.

There are no other arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of our company.

Following the change in control, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of June 17, 2014 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 68,964,500 shares of voting capital stock, consisting of 68,964,500 shares of common stock issued and outstanding. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

Common Stock

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage Beneficially Owned(2)
Directors and Executive Officers	39,000,000	56.55%
Frederick Da Silva 410-708 11th Avenue SW Calgary AB Canada T2R 0E4

All Officers and Directors as a Group
5% Shareholders	39,000,000	56.55%
Frederick Da Silva 410-708 11th Avenue SW Calgary AB Canada T2R 0E4	39,000,000	56.55%

____________________

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Asset Purchase Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Based on 68,964,500 shares of our common stock outstanding as of June 17, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTOR ENERGY, INC.

Date: June 23, 2014	By	/s/ Frederick Da Silva
Frederick Da Silva
President

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